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                                                                       EXHIBIT 4


                   CODE OF ETHICS FOR OUR PRINCIPAL EXECUTIVE

                      OFFICERS AND SENIOR FINANCIAL OFFICER

              (incorporated by reference to Exhibit 1 to the Annual
                 Information Form attached as Exhibit 1 hereto).